UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 15, 2017, Violin Memory, Inc. (the “Company”) entered into that certain Plan Sponsor Agreement with VM Bidco LLC (“Soros”) and the Official Committee of Unsecured Creditors appointed in the Company’s Chapter 11 Case (as defined below). The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on December 14, 2016, the Company filed a voluntary petition (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company is continuing in possession of its assets and is managing its business as a debtor in possession (in such capacity, the “Debtor”) in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Chapter 11 Case is being administered by the Bankruptcy Court in the proceeding bearing the caption In re Violin Memory, Inc., Case No. 16-12782.

On February 8, 2017, the Bankruptcy Court entered an Order Authorizing the Debtor’s Entry Into and Performance Under a Plan Support Agreement (the “Order”) pursuant to Sections 105(a) and 363(b) of Title 11 of the Bankruptcy Code. The Order was issued in response to the Debtor’s motion filed on February 6, 2017 to enter into that certain Plan Sponsor Agreement, among the Company, Soros, and the Official Committee of Unsecured Creditors appointed in the Company’s Chapter 11 Case (the “Plan Sponsor Agreement”), which was executed among the parties thereto on February 15, 2017 following the issuance of the Order, substantially in the form submitted to the Bankruptcy Court.

The Plan Sponsor Agreement was a result of several bids and a competitive auction between multiple qualified bidders following the Company’s filing of its Chapter 11 Case, and provides for, among other things: (i) an $8.0 million debtor-in-possession facility from Soros to finance the Debtor’s continued operations and restructuring efforts, which facility will be converted into an exit facility under a confirmed plan of reorganization, (ii) cash from Soros for recoveries equivalent to $15.0 million to the Debtor’s creditors under a plan of reorganization, in exchange for which Soros will receive a note, (iii) Quantum Partners LP (“QP”), an investment fund that holds $25.65 million of the Company’s outstanding convertible notes, will receive all of the equity interests in the reorganized Debtor in lieu of cash for its claims, (iv) retention by the Company of certain employee claims and counterparty obligations (and related cure costs), and (v) preservation of certain avoidance actions for the benefit of unsecured creditors. Soros is an affiliate of QP and is managed by Soros Fund Management LLC. The parties to the Plan Sponsor Agreement will work in good faith to confirm this plan expeditiously, with a goal for confirmation on or before April 20, 2017.

The foregoing description of the Plan Sponsor Agreement is qualified in its entirety by reference to the full text of the Plan Sponsor Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “plan,” “goal” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company’s results to differ materially include, but are not limited to, the following: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions and actions in connection with a plan of reorganization in the Chapter 11 Case; (ii) the Company’s ability to operate its business during the pendency of the Chapter 11 Case; (iii) the effects of the filing of the Chapter 11 Case on the Company’s business operations and the upon the interests of various creditors, stockholders and other stakeholders; (iv) the length of time the Company will operate as a debtor in possession in the Chapter 11 Case; (v) risks associated with motions and other actions that third parties may take in the Chapter 11 Case, which may interfere with the Company’s ability to develop, secure approval of, and consummate a plan of reorganization; (vi) the potential adverse effects of the Chapter 11 Case on the Company’s financial condition, business operations, customers and potential customers, employees, liquidity, and results of operations; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended July 31, 2016. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Information Regarding Trading in the Company’s Equity Securities

The Company’s stockholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 Case is highly speculative and poses substantial risks, including the fact that the Company’s stock may be of little or no value. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities upon the conclusion of the Chapter 11 Case. Therefore, the Company urges extreme caution with respect to existing and future investments in its securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

10.1	Plan Sponsor Agreement, executed on February 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: February 22, 2017	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1	Plan Sponsor Agreement, executed on February 15, 2017.